Financial Data

AT&T Inc.
Consolidated Statements of Income
Dollars in millions except per share amounts
Unaudited	Three Months Ended			Nine Months Ended
	9/30/2013	9/30/2012	% Chg	9/30/2013	9/30/2012	% Chg
Operating Revenues	$32,158	$31,459	2.2%	$95,589	$94,856	0.8%

Operating Expenses
Cost of services and sales (exclusive of depreciation and amortization shown separately below)	13,403	12,602	6.4%	39,227	37,673	4.1%
Selling, general and administrative	7,952	8,308	-4.3%	24,406	24,657	-1.0%
Depreciation and amortization	4,615	4,512	2.3%	13,715	13,571	1.1%
Total Operating Expenses	25,970	25,422	2.2%	77,348	75,901	1.9%
Operating Income	6,188	6,037	2.5%	18,241	18,955	-3.8%
Interest Expense	829	824	0.6%	2,481	2,624	-5.4%
Equity in Net Income of Affiliates	91	182	-50.0%	494	537	-8.0%
Other Income (Expense) - Net	50	47	6.4%	370	122	-
Income Before Income Taxes	5,500	5,442	1.1%	16,624	16,990	-2.2%
Income Tax Expense	1,595	1,741	-8.4%	5,066	5,672	-10.7%
Net Income	3,905	3,701	5.5%	11,558	11,318	2.1%
Less: Net Income Attributable to Noncontrolling Interest	(91)	(66)	-37.9%	(222)	(197)	-12.7%
Net Income Attributable to AT&T	$3,814	$3,635	4.9%	$11,336	$11,121	1.9%

Basic Earnings Per Share Attributable to AT&T	$0.72	$0.63	14.3%	$2.10	$1.90	10.5%
Weighted Average Common Shares Outstanding (000,000)	5,315	5,771	-7.9%	5,402	5,848	-7.6%

Diluted Earnings Per Share Attributable to AT&T	$0.72	$0.63	14.3%	$2.09	$1.90	10.0%
Weighted Average Common Shares Outstanding with Dilution (000,000)	5,331	5,792	-8.0%	5,419	5,869	-7.7%

Financial Data

AT&T Inc.
Statements of Segment Income
Dollars in millions
Unaudited
	Three Months Ended			Nine Months Ended

Wireless	9/30/2013	9/30/2012	% Chg	9/30/2013	9/30/2012	% Chg
Segment Operating Revenues
Data	$5,509	$4,686	17.6%	$15,990	$13,392	19.4%
Voice, text and other service	9,951	10,220	-2.6%	29,902	30,845	-3.1%
Equipment	2,020	1,726	17.0%	5,570	4,884	14.0%
Total Segment Operating Revenues	17,480	16,632	5.1%	51,462	49,121	4.8%

Segment Operating Expenses
Operations and support	10,982	10,432	5.3%	31,932	30,000	6.4%
Depreciation and amortization	1,875	1,730	8.4%	5,553	5,092	9.1%
Total Segment Operating Expenses	12,857	12,162	5.7%	37,485	35,092	6.8%
Segment Operating Income	4,623	4,470	3.4%	13,977	14,029	-0.4%
Equity in Net Income (Loss) of Affiliates	(18)	(17)	-5.9%	(55)	(45)	-22.2%
Segment Income	$4,605	$4,453	3.4%	$13,922	$13,984	-0.4%

Segment Operating Income Margin	26.4%	26.9%		27.2%	28.6%

Wireline
Segment Operating Revenues
Data	$8,457	$7,987	5.9%	$25,019	$23,722	5.5%
Voice	5,023	5,563	-9.7%	15,470	17,151	-9.8%
Other	1,190	1,264	-5.9%	3,609	3,777	-4.4%
Total Segment Operating Revenues	14,670	14,814	-1.0%	44,098	44,650	-1.2%

Segment Operating Expenses
Operations and support	10,385	10,246	1.4%	31,137	30,849	0.9%
Depreciation and amortization	2,736	2,774	-1.4%	8,146	8,348	-2.4%
Total Segment Operating Expenses	13,121	13,020	0.8%	39,283	39,197	0.2%
Segment Operating Income	1,549	1,794	-13.7%	4,815	5,453	-11.7%
Equity in Net Income (Loss) of Affiliates	-	-	-	1	(1)	-
Segment Income	$1,549	$1,794	-13.7%	$4,816	$5,452	-11.7%

Segment Operating Income Margin	10.6%	12.1%		10.9%	12.2%

Advertising Solutions
Segment Operating Revenues	$-	$-	-	$-	$1,049	-

Segment Operating Expenses
Operations and support	-	-	-	-	773	-
Depreciation and amortization	-	-	-	-	106	-
Total Segment Operating Expenses	-	-	-	-	879	-
Segment Income	$-	$-	-	$-	$170	-

Segment Income Margin	-	-		-	16.2%

Other
Segment Operating Revenues	$8	$13	-38.5%	$29	$36	-19.4%
Segment Operating Expenses	(8)	240	-	580	733	-20.9%
Segment Operating Income (Loss)	16	(227)	-	(551)	(697)	20.9%
Equity in Net Income of Affiliates	109	199	-45.2%	548	583	-6.0%
Segment Income (Loss)	$125	$(28)	-	$(3)	$(114)	97.4%

Financial Data

AT&T Inc.
Consolidated Balance Sheets
Dollars in millions
	9/30/13	12/31/12
	Unaudited

Assets
Current Assets
Cash and cash equivalents	$1,371	$4,868
Accounts receivable - net of allowances for doubtful accounts of $491 and $547	12,444	12,657
Prepaid expenses	1,022	1,035
Deferred income taxes	682	1,036
Other current assets	2,916	3,110
Total current assets	18,435	22,706
Property, Plant and Equipment - Net	112,424	109,767
Goodwill	70,014	69,773
Licenses	56,304	52,352
Customer Lists and Relationships - Net	876	1,391
Other Intangible Assets - Net	5,020	5,032
Investments in and Advances to Equity Affiliates	3,949	4,581
Other Assets	7,577	6,713
Total Assets	$274,599	$272,315

Liabilities and Stockholders' Equity
Current Liabilities
Debt maturing within one year	$7,873	$3,486
Accounts payable and accrued liabilities	20,433	20,494
Advanced billing and customer deposits	4,013	4,225
Accrued taxes	1,488	1,026
Dividends payable	2,376	2,556
Total current liabilities	36,183	31,787
Long-Term Debt	68,350	66,358
Deferred Credits and Other Noncurrent Liabilities
Deferred income taxes	30,666	28,491
Postemployment benefit obligation	42,036	41,392
Other noncurrent liabilities	11,234	11,592
Total deferred credits and other noncurrent liabilities	83,936	81,475
Stockholders' Equity
Common stock	6,495	6,495
Additional paid-in capital	91,021	91,038
Retained earnings	26,648	22,481
Treasury stock	(43,731)	(32,888)
Accumulated other comprehensive income	5,282	5,236
Noncontrolling interest	415	333
Total stockholders' equity	86,130	92,695
Total Liabilities and Stockholders' Equity	$274,599	$272,315

Financial Data

AT&T Inc.
Consolidated Statements of Cash Flows
Dollars in millions
Unaudited	Nine Months Ended September 30,
	2013	2012

Operating Activities
Net income	$11,558	$11,318
Adjustments to reconcile net income to
net cash provided by operating activities:
Depreciation and amortization	13,715	13,571
Undistributed earnings from investments in equity affiliates	(232)	(483)
Provision for uncollectible accounts	653	835
Deferred income tax expense and noncurrent
unrecognized tax benefits	2,389	3,441
Net (gain) loss from sale of investments, net of impairments	(272)	(27)
Changes in operating assets and liabilities:
Accounts receivable	(440)	(571)
Other current assets	520	1,581
Accounts payable and accrued liabilities	(420)	(156)
Retirement benefit funding	(175)	-
Other - net	(417)	(853)
Total adjustments	15,321	17,338
Net Cash Provided by Operating Activities	26,879	28,656

Investing Activities
Construction and capital expenditures:
Capital expenditures	(15,565)	(13,619)
Interest during construction	(213)	(197)
Acquisitions, net of cash acquired	(4,025)	(551)
Dispositions	846	807
Sales (purchases) of securities, net	-	311
Return of advances to and investments in equity affiliates	301	-
Other	(4)	(2)
Net Cash Used in Investing Activities	(18,660)	(13,251)

Financing Activities
Net change in short-term borrowings with
original maturities of three months or less	1,851	-
Issuance of other short-term borrowings	1,476	-
Repayment of other short-term borrowings	(1,476)	-
Issuance of long-term debt	6,416	6,935
Repayment of long-term debt	(2,131)	(8,042)
Purchase of treasury stock	(11,134)	(8,374)
Issuance of treasury stock	108	460
Dividends paid	(7,325)	(7,738)
Other	499	98
Net Cash Used in Financing Activities	(11,716)	(16,661)
Net decrease in cash and cash equivalents	(3,497)	(1,256)
Cash and cash equivalents beginning of year	4,868	3,045
Cash and Cash Equivalents End of Period	$1,371	$1,789

Financial Data

AT&T Inc.
Supplementary Operating and Financial Data
Dollars in millions except per share amounts, subscribers and connections in (000s)
Unaudited	Three Months Ended			Nine Months Ended
	9/30/2013	9/30/2012	% Chg	9/30/2013	9/30/2012	% Chg

Wireless
Subscribers and Connections
Total				109,460	105,871	3.4%
Postpaid				72,032	69,747	3.3%
Prepaid				7,425	7,545	-1.6%
Reseller				14,089	14,573	-3.3%
Connected Devices				15,914	14,006	13.6%

Wireless Net Adds
Total	989	678	45.9%	1,912	2,670	-28.4%
Postpaid	363	151	-	1,210	658	83.9%
Prepaid	192	77	-	19	294	-93.5%
Reseller	(285)	137	-	(951)	793	-
Connected Devices	719	313	-	1,634	925	76.6%
M&A Activity, Partitioned Customers and Other Adjs.	587	(13)	-	591	(46)	-

Wireless Churn
Postpaid Churn	1.07%	1.08%	-1 BP	1.04%	1.05%	-1 BP
Total Churn	1.31%	1.34%	-3 BP	1.35%	1.33%	2 BP

Other
Licensed POPs (000,000)				317	313	1.3%

Wireline
Voice
Total Wireline Voice Connections1				29,296	33,176	-11.7%
Net Change	(932)	(995)	6.3%	(2,888)	(3,156)	8.5%

Broadband
Total Wireline Broadband Connections				16,427	16,392	0.2%
Net Change	(26)	(42)	38.1%	37	(35)	-

Video
Total U-verse Video Connections				5,266	4,344	21.2%
Net Change	265	198	33.8%	730	553	32.0%

Consumer Revenue Connections
Broadband2				14,665	14,501	1.1%
U-verse Video Connections1				5,249	4,333	21.1%
Voice1,3				16,749	19,219	-12.9%
Total Consumer Revenue Connections1				36,663	38,053	-3.7%
Net Change	(345)	(466)	26.0%	(1,004)	(1,453)	30.9%

AT&T Inc.
Construction and capital expenditures
Capital expenditures	$5,900	$4,877	21.0%	$15,565	$13,619	14.3%
Interest during construction	$73	$67	9.0%	$213	$197	8.1%
Dividends Declared per Share	$0.45	$0.44	2.3%	$1.35	$1.32	2.3%
End of Period Common Shares Outstanding (000,000)				5,280	5,707	-7.5%
Debt Ratio4				46.9%	38.6%	830 BP
Total Employees				246,740	241,130	2.3%

1	Prior year amounts restated to conform to current period reporting methodology.
2	Consumer wireline broadband connections include DSL lines, U-verse High Speed Internet access and satellite broadband.
3	Includes consumer U-verse Voice over Internet Protocol connections of 3,616 as of September 30, 2013.
4	Total long-term debt plus debt maturing within one year divided by total debt plus total stockholders' equity.
Note: For the end of 3Q13, total switched access lines were 25,680, retail business switched access lines totaled 10,633, and wholesale, national mass markets and coin switched access lines totaled 1,914. Restated switched access lines do not include ISDN lines.